UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003

                                  SPEEDUS CORP.
               (Exact name of registrant as specified in charter)

          Delaware                      000-27582                13-3853788
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

         140 58th Street, Suite 7E
             Brooklyn, New York                                      11220
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (718) 567-4300

                                 Not Applicable
          (Former name or former address, if changed from last report)

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

          99.1 Press release dated March 31, 2003

Item 9. Regulation FD Disclosure.

On March 31, 2003, Speedus Corp. issued a press release announcing its fourth quarter and fiscal 2002 results. A copy of the press release is attached as
Exhibit 99.1.

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Speedus Corp.

                                          By: /s/ Thomas M. Finn
                                             -----------------------------------
                                          Name: Thomas M. Finn
                                          Title: Treasurer and Chief Financial
                                                 Officer

Date: April 2, 2003

                                 EXHIBITS INDEX

EXHIBIT
NUMBER                         TITLE OF DOCUMENT
-------                        -----------------
  99.1                         Press Release dated March 31,2003.